UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2009

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 8, 2009, Teleflex Incorporated (the "Company") made certain historical financial information available through the Company's website. The information includes adjusted segment results of operations to reflect discontinued operations, which has been updated to reflect the change in reporting for noncontrolling interests, previously known as minority interests, required under Financial Accounting Standards Board Statement No. 160, "Noncontrolling Interests in Consolidated Financial Statements – an Amendment of ARB No. 51" for the periods presented. The information also includes consolidated cash flows and income from continuing operations, net of tax, and diluted earnings per share to reflect discontinued operations for the periods presented. In addition, the information includes a correction with respect to the amount of 2007 income from continuing operations excluding special charges that was previously furnished in connection with the Company's 2009 first quarter earnings conference call. This amount has been revised to reflect a reduction in the amount of the 2007 tax adjustment related to untaxed unremitted earnings of foreign subsidiaries to eliminate the impact of amounts attributable to discontinued operations.

A copy of such financial information is furnished as Exhibits 99.1, 99.2 and 99.3 to this Current Report.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibits 99.1, 99.2 and 99.3 hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Adjusted Segment Results of Operations to Reflect Discontinued Operations

99.2 Adjusted Cash Flows to Reflect Discontinued Operations

99.3 Amounts Attributable to Common Shareholders Adjusted Income from Continuing Operations, Net of Tax and Diluted Earnings Per Share to Reflect Discontinued Operations

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

May 8, 2009	By:	Kevin K. Gordon

Name: Kevin K. Gordon
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Adjusted Segment Results of Operations to Reflect Discontinued Operations
99.2	Adjusted Cash Flows to Reflect Discontinued Operations
99.3	Amounts Attributable to Common Shareholders Adjusted Income from Continuing Operations, Net of Tax and Diluted Earnings Per Share to Reflect Discontinued Operations